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                                                                      Exhibit 24

                                     KEYCORP
                                POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of KeyCorp Common Shares which may be issued and sold under the KeyCorp Amended and Restated 1991 Equity Compensation Plan, hereby constitutes and appoints Steven N. Bulloch, Paul N. Harris, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 30, 2003.

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

/s/ Henry L. Meyer III                                           /s/ Jeffrey B. Weeden
---------------------------------------------------------        ----------------------------------------------------
Henry L. Meyer III                                               Jeffrey B. Weeden
Chairman, Chief Executive Officer, President and                 Senior Executive Vice President and Chief
Director (Principal Executive Officer)                           Financial Officer


/s/ Lee G. Irving                                                /s/ Cecil D. Andrus
---------------------------------------------------------        ----------------------------------------------------
Lee G. Irving                                                    Cecil D. Andrus, Director
Executive Vice President and Chief Accounting Officer
(Principal Accounting Officer)


/s/ William G. Bares                                             /s/ Edward P. Campbell
---------------------------------------------------------        ----------------------------------------------------
William G. Bares, Director                                       Edward P. Campbell, Director


/s/ Carol A. Cartwright                                          /s/ Alexander M. Cutler
---------------------------------------------------------        ----------------------------------------------------
Carol A. Cartwright, Director                                    Alexander M. Cutler, Director


/s/ Henry S. Hemingway                                           /s/ Charles R. Hogan
---------------------------------------------------------        ----------------------------------------------------
Henry S. Hemingway, Director                                     Charles R. Hogan, Director


/s/ Shirley A. Jackson                                           /s/ Douglas J. McGregor
---------------------------------------------------------        ----------------------------------------------------
Shirley A. Jackson                                               Douglas J. McGregor, Director

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

/s/ Eduardo R. Menasce                                           /s/ Steven A. Minter
---------------------------------------------------------        ----------------------------------------------------
Eduardo R. Menasce, Director                                     Steven A. Minter, Director


/s/ Bill R. Sanford                                              /s/ Thomas C. Stevens
---------------------------------------------------------        ----------------------------------------------------
Bill R. Sanford, Director                                        Thomas C. Stevens, Director


/s/ Dennis W. Sullivan                                           /s/ Peter G. Ten Eyck, II
---------------------------------------------------------        ----------------------------------------------------
Dennis W. Sullivan, Director                                     Peter G. Ten Eyck, II, Director

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